[PHOTO]

OPPENHEIMER BOND FUND FOR GROWTH

Annual Report December 31, 1996


"We want our
money to work
hard and
grow, but we
also need
some protection
against risk."

[OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR PEOPLE WHO WANT THE GROWTH POTENTIAL ASSOCIATED WITH STOCKS, PLUS THE INCOME AND DOWNSIDE PROTECTION OFFERED BY BONDS.

                                      NEWS

                             STANDARDIZED YIELDS

For the 30 Days Ended 12/31/96:(3)

Class A

4.63%

Class B

4.12%

Class C

4.14%

Class M

4.25%

THE FUND'S CLASS M SHARES WERE RANKED **** AMONG 1,826 (3-YEAR), 1,058 (5-YEAR) AND 598 (10-YEAR) DOMESTIC EQUITY FUNDS FOR THE COMBINED 3-, 5- AND 10-YEAR PERIODS ENDED 12/31/96 BY MORNINGSTAR MUTUAL FUNDS.(4)

HOW YOUR FUND IS MANAGED

Oppenheimer Bond Fund for Growth seeks a high level of total return from a portfolio comprised mostly of convertible fixed income securities. By focusing on convertible securities, which share some of the advantages of both bonds and stocks, the Fund pursues total return, coupled with a reduced level of volatility.

PERFORMANCE

Total returns for the 12 months ended 12/31/96 for Class A, B and M shares were 10.13%, 9.28%, and 9.58%, respectively, without deducting sales charges. Cumulative total return for Class C shares since inception on 3/11/96 was 7.74%, without deducting sales charges. (1)

         For Class A shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 5/1/95 were 3.79% and 11.52%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 5/1/95 were 4.28% and 12.55%, respectively. For Class C shares, cumulative total return since inception on 3/11/96 was 6.74%. For Class M shares, average annual total returns for the 1-, 5- and 10- year periods ended 12/31/96 were 6.02%, 16.01% and 10.58%, respectively.(2)

OUTLOOK

"We are confident about the outlook for the Fund. Because Oppenheimer Bond Fund for Growth may benefit from both the stock and bond markets, the Fund has the potential to perform well over many different market cycles."

                                                   Mike Rosen, Portfolio Manager
                                                               December 31, 1996


Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING THE PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. For more complete information, please review the prospectus carefully before you invest. Until 1/4/96, the Fund had a different investment adviser. However, the prior portfolio manager is now employed by the current adviser, OppenheimerFunds, Inc.

1. Includes change in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class C returns include the 1% contingent deferred sales charge. Class M returns include the current maximum initial sales charge of 3.25%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class M shares are subject to an annual 0.50% asset-based sales charge.

3. Standardized yield is based on net investment income calculated for the 30-day period ended 12/31/96. Falling net asset values will tend to artificially raise yields.

4. Source: Morningstar Mutual Funds, 12/31/96. Morningstar rankings are based on risk-adjusted investment return, after considering sales charges and expenses. Investment return measures a fund's (or class's) 3-, 5- and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in a fund's category. The top 10% of funds in each investment class receive 5 stars; the next 22.5%, 4 stars; the middle 35%, 3 stars; the next 22.5%, 2 stars, and the bottom 10%, 1 star. The 4-star current ranking is a weighted average of the 3-, 5- and 10-year rankings for the Fund's Class M shares, which were 3, 5 and 3 stars, weighted 20%/30%/50%, respectively. The 1-year star ranking is 2 stars, but is not included in Morningstar's overall ranking calculations. There were 2,959 funds ranked in the 1-year period. Rankings are subject to change monthly. The Fund's Class A, B, C and M shares have the same investment portfolio but different expenses.

2     Oppenheimer Bond Fund for Growth

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Bond Fund for Growth

DEAR SHAREHOLDER,

With nearly continuous uncertainty surrounding the growth of the economy, 1996 was a year marked by great activity in the stock market and volatility in the bond market. For investors seeking a comfortable middle ground--total return with lower volatility--convertible securities stood out as an attractive investment option.

         Convertibles combine the favorable characteristics of both equity and fixed income securities, allowing investors an opportunity to participate in the appreciation of stocks, along with the regular income of bonds and similar investments. At the same time, convertibles are more conservative than stocks, offering less downside risk. And, because they can be converted into stocks, convertibles tend to suffer less than other fixed income securities in a poor bond market.

         So, what events last year caused investors to seek refuge in convertible bonds? Over the year, the stock market moved higher and higher, reporting tremendous growth. But the cost of this growth was increased volatility, which peaked with a significant, but short-term, decline during the summer. What followed was a rebound and a subsequent spiral upward, propelled largely by investors' eager anticipation of a continued healthy economy. Though many investors cheered as the market rose, others were wary of the new, seemingly "inflated" valuations.

         The bond market also was volatile. Investors' fears of rising interest rates during the first nine months of the year fueled a decline in bond prices and forced yields to rise. Bonds, in fact, did not begin to regain their appeal until the fourth quarter. At that point, reports indicated that long-term interest rates were down to their lowest level since April, and leading indicators showed that, although still sound, the economy had slowed and inflation remained low. However, most of 1996 was a difficult environment for fixed income securities.

         Through all the market's ups and downs this past year, the outlook for convertible securities remains very favorable. Oppenheimer Bond Fund for Growth is designed to take advantage of opportunities in many different economic environments, including lower interest rates or stock market advances, and even stock market declines. Therefore, as an investor in the Fund, you can share in the potential growth of a bull market, while seeking income and stability from securities that are less sensitive to interest rate fluctuations. And you can also benefit from the expertise of professional managers who are continually evaluating strategies for capturing the best results of both stocks and bonds.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill

January 22, 1997

3   Oppenheimer Bond Fund for Growth

Q + A

Q WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

[PHOTO]

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

In the midst of last year's record-setting stock market and somewhat difficult bond market, Oppenheimer Bond Fund for Growth performed well. The Fund took a solid position in the middle of both extremes. Our performance was right in line with expectation, even capturing a portion of the rapid growth of the stock market.

[PHOTO]

WHAT INVESTMENTS MADE A POSITIVE CONTRIBUTION TO PERFORMANCE?

One of the best-performing sectors for the Fund this year was financial services. Banking, in particular, stood apart from the crowd as a very competitive, profitable industry. Many banks began using applied technologies to increase efficiency, enabling them to offer better services at lower costs. We also saw an explosion in the number of investment products banks began offering. Clearly, the best performers reduced their costs while increasing productivity.(1)

[PHOTO]

WERE THERE ANY INVESTMENTS THAT DIDN'T PERFORM AS WELL AS EXPECTED?

Our holdings in the retail sector did not meet our expectations. As good economic news about low unemployment, robust corporate earnings and stable interest rates spread, retail growth boomed. But, the swell in "superstores" actually increased competition more than anticipated. And expansion in this industry has grown much faster than the consumer's ability to spend. For these reasons, we reduced our exposure in retail to the lowest level in many years.

         Another area that under-performed due to too much competition was the telecommunications industry, including cable. Last year's deregulation

1. The Fund's portfolio is subject to change. The Fund is a non-diversified investment company.

4    Oppenheimer Bond Fund for Growth

FACING PAGE
Top left: Mike Rosen, Portfolio Manager

Top right: Ted Everett, Member
of Equity Investments Team

THIS PAGE
Top:Robert Doll, Executive VP,
Director of Equity Investments,
and Richard Rubinstein, Member
of Equity Investments Team

Bottom: Mike Rosen

A ONE OF THE BEST-PERFORMING SECTORS WAS FINANCIAL SERVICES.



of the sector opened the floodgates for new businesses. But, until the chaos settles, the industry will be characterized by considerable uncertainty and many heated races for market share. However, we believe that when the strongest companies emerge, this industry will offer numerous attractive investment opportunities.

WHAT AREAS ARE YOU CURRENTLY TARGETING?

We've kept our investment strategy consistent over the last decade. For the past ten years, we've used an opportunistic approach--capitalizing on situations where reward outweighs risk. And during the past year, in particular, the Fund's portfolio closely compared to the range of secu-rities available in the convertible market.

[PHOTO]

         Basically, our fund is for people who want to achieve their objective of growth, but who don't have the tolerance for high risk. So, we will continue to place a strong emphasis on reducing volatility. Therefore, the Fund will remain broadly diversified across the spectrum of convertible securities. And, regardless of whether we expect a particular security to act more like a stock or a bond, we'll continue to carefully evaluate each security for its total return potential.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We are confident about the outlook for the Fund. Because Oppenheimer Bond Fund for Growth may benefit from both the stock and bond markets, the Fund has the potential to perform well over many different market cycles. And, since we do not believe anyone can fully predict the market's future, we consider staying toward the middle with an attractive risk-adjusted return to be a worthwhile endeavor.

[PHOTO]


5     Oppenheimer Bond Fund for Growth

STATEMENT OF INVESTMENTS   December 31, 1996

                                                                                                     FACE           MARKET VALUE
                                                                                                     AMOUNT         SEE NOTE 1
================================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--65.8%
--------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--0.1%
--------------------------------------------------------------------------------------------------------------------------------
METALS--0.1%
       GE Capital Corp., 2.5% Base Metals Cv. Nts., 2/14/97(1)                                       $  500,000      $   535,000
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--14.6%
--------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--3.2%
       Bluegreen Corp., 8.25% Cv. Sub. Debs., 5/15/12                                                 3,635,000        3,107,925
       -------------------------------------------------------------------------------------------------------------------------
       Continental Homes Holding Corp., 6.875% Cv. Sub. Nts., 11/1/02                                 2,000,000        2,187,500
       -------------------------------------------------------------------------------------------------------------------------
       Engle Homes, Inc., 7% Cv. Sub. Nts., 3/1/03                                                    2,750,000        2,385,625
       -------------------------------------------------------------------------------------------------------------------------
       MascoTech, Inc., 4.5% Cv. Sub. Debs., 12/15/03                                                 7,630,000        6,332,900
       -------------------------------------------------------------------------------------------------------------------------
       Rouse Co., 5.75% Cv. Sub. Debs., 7/23/02                                                       1,200,000        1,294,500
       -------------------------------------------------------------------------------------------------------------------------
       U.S. Home Corp., 4.875% Cv. Sub. Debs., 11/1/05                                                5,000,000        4,600,000
                                                                                                                     -----------
                                                                                                                      19,908,450

--------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--5.5%
       Boston Chicken, Inc.:
       4.5% Cv. Sub. Debs., 2/1/04(2)                                                                 3,000,000        3,791,250
       Zero Coupon Sub. LYONs, 6.38%, 6/1/15(3)                                                       6,000,000        1,908,240
       -------------------------------------------------------------------------------------------------------------------------
       Credit Suisse First Boston Corp., New York Branch,
       3% Disney-Linked Certificate of Deposit, 10/3/01(1)                                            5,000,000        5,275,000
       -------------------------------------------------------------------------------------------------------------------------
       Hilton Hotels Corp., 10% Cv. Debs, 12/15/06                                                    5,454,000        5,535,810
       -------------------------------------------------------------------------------------------------------------------------
       Hudson Hotels Corp., 7.5% Cv. Sub. Debs., 7/1/01(1)(4)                                         7,500,000        7,200,000
       -------------------------------------------------------------------------------------------------------------------------
       Marriott International, Inc., Zero Coupon Sub. LYONs, 4.25%, 3/25/11(3)(5)                     7,000,000        3,934,840
       -------------------------------------------------------------------------------------------------------------------------
       Speedway Motorsports, Inc., 5.75% Cv. Sub. Debs., 9/30/03                                      2,400,000        2,294,088
       -------------------------------------------------------------------------------------------------------------------------
       WMS Industries, Inc., 5.75% Cv. Sub. Debs., 11/30/02                                           4,000,000        3,852,000
                                                                                                                     -----------
                                                                                                                      33,791,228

--------------------------------------------------------------------------------------------------------------------------------
MEDIA--2.1%
       Graphic Industries, Inc., 7% Cv. Sub. Debs., 5/15/06                                             750,000          685,312
       -------------------------------------------------------------------------------------------------------------------------
       Hollinger, Inc., Zero Coupon Cv. Sub. LYONs, 6.48%, 10/5/13(3)                                 3,000,000        1,057,500
       -------------------------------------------------------------------------------------------------------------------------
       Rogers Communications, Inc.:
       2% Cv. Sr. Debs., 11/26/05                                                                     3,800,000        2,109,000
       Zero Coupon Cv. Sr. LYONs, 6.11%, 5/20/13(3)                                                   1,855,000          725,769
       -------------------------------------------------------------------------------------------------------------------------
       Scandinavian Broadcasting System SA, 7.25% Cv. Sub. Debs., 8/1/05                              3,000,000        2,820,000
       -------------------------------------------------------------------------------------------------------------------------
       Scantron Corp., 6.75% Cv. Sub. Debs.,
       6/1/11 (Cv. into Common Stock of John H. Harland Co.)(2)                                       1,205,000        1,567,886
       -------------------------------------------------------------------------------------------------------------------------
       Thomas Nelson, Inc., 5.75% Cv. Sub. Nts., 11/30/99                                             4,000,000        4,000,000
                                                                                                                     -----------
                                                                                                                      12,965,467

--------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--0.5%
       Travel Ports of America, Inc.:
       8.5% Cv. Sr. Sub. Debs., 1/15/05(1)(4)                                                         1,750,000        1,778,787
       8.5% Cv. Sr. Sub. Debs., 1/15/05 (Reg. S)(1)(4)                                                  950,000          965,628
                                                                                                                     -----------
                                                                                                                       2,744,415

6      Oppenheimer Bond Fund for Growth

                                                                                                     FACE            MARKET VALUE
                                                                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--3.3%
       Baby Superstore, Inc., 4.875% Cv. Sub. Nts., 10/1/00                                          $2,250,000      $ 2,238,750
       -------------------------------------------------------------------------------------------------------------------------
       Ben Franklin Retail Stores, Inc., 7.5% Cv. Sub. Nts., 6/1/03(1)(6)                             2,800,000          182,000
       -------------------------------------------------------------------------------------------------------------------------
       Comtrad Holdings, Inc., 5% Cv. Nts., 7/8/99
       (Cv. into Common Stock of CHS Electronics, Inc.)(1)(4)                                         4,000,000        4,466,000
       -------------------------------------------------------------------------------------------------------------------------
       Home Depot, Inc., 3.25% Cv. Sub. Nts., 10/1/01                                                 7,000,000        6,837,600
       -------------------------------------------------------------------------------------------------------------------------
       Lechters, Inc., 5% Cv. Sub. Debs., 9/27/01                                                     2,000,000        1,290,000
       -------------------------------------------------------------------------------------------------------------------------
       Michaels Stores, Inc., 6.75% Cv. Sub. Nts., 1/15/03                                            2,000,000        1,587,920
       -------------------------------------------------------------------------------------------------------------------------
       U.S. Office Products Co., 5.5% Cv. Sub. Nts., 5/15/03(5)                                       4,000,000        3,779,000
                                                                                                                     -----------
                                                                                                                      20,381,270
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--12.3%
--------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.4%
       Chock Full O'Nuts Corp., 8% Cv. Sub. Debs., 9/15/06                                            2,580,000        2,438,100
--------------------------------------------------------------------------------------------------------------------------------
EDUCATION--1.1%
       National Education Corp., 6.5% Cv. Sub. Debs., 5/15/11                                         7,497,000        6,924,154
--------------------------------------------------------------------------------------------------------------------------------
FOOD--1.4%
       Grand Metropolitan PLC, 6.5% Cv. Nts., 1/31/00(5)                                              7,500,000        8,899,425
--------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--3.7%
       ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                                                          7,000,000        6,803,860
       -------------------------------------------------------------------------------------------------------------------------
       Chiron Corp., 1.9% Cv. Sub. Nts., 11/17/00(5)                                                  2,750,000        2,427,975
       -------------------------------------------------------------------------------------------------------------------------
       NABI, Inc., 6.5% Cv. Sub. Nts., 2/1/03(5)                                                      5,000,000        4,609,650
       -------------------------------------------------------------------------------------------------------------------------
       Novartis AG, 2% Cv. Gtd. Bonds, 10/6/02(5)                                                     4,000,000        4,300,000
       -------------------------------------------------------------------------------------------------------------------------
       Sepracor, Inc., 7% Cv. Sub. Debs., 12/1/02(5)                                                  4,500,000        4,702,500
                                                                                                                     -----------
                                                                                                                      22,843,985

--------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &
SERVICES--5.0%
       American Medical Response, Inc., 5.25% Cv. Sub. Nts., 2/1/01(5)                                3,000,000        3,243,750
       -------------------------------------------------------------------------------------------------------------------------
       Beverly Enterprises, Inc., 5.5% Cv. Sub. Debs., 8/1/18                                         6,165,000        6,511,781
       -------------------------------------------------------------------------------------------------------------------------
       GranCare, Inc., 6.5% Cv. Sub. Debs., 1/15/03                                                   4,586,000        4,723,580
       -------------------------------------------------------------------------------------------------------------------------
       Healthsource, Inc., 5% Cv. Sub. Nts., 3/1/03(5)                                                6,500,000        5,188,690
       -------------------------------------------------------------------------------------------------------------------------
       Huntingdon International Holdings PLC, 7.5% Cv. Debs., 9/25/06(1)                              1,710,000        1,376,550
       -------------------------------------------------------------------------------------------------------------------------
       Pharmaceutical Marketing Services, Inc.:
       6.25% Cv. Sub. Debs., 2/1/03                                                                   2,375,000        1,911,875
       6.25% Cv. Sub. Debs., 2/1/03(5)                                                                  450,000          362,250
       -------------------------------------------------------------------------------------------------------------------------
       Physicians Clinical Laboratory, Inc., 7.5% Cv. Sub. Debs., 8/15/00(1)(4)(6)                      500,000           50,000
       -------------------------------------------------------------------------------------------------------------------------
       Tenet Healthcare Corp., 6% Exchangeable Sub. Nts., 12/1/05
       (Exchangeable into Common Stock of Vencor, Inc.)                                               4,000,000        4,202,520
       -------------------------------------------------------------------------------------------------------------------------
       TheraTx, Inc., 8% Cv. Sub. Nts., 2/1/02                                                        1,300,000        1,196,000
       -------------------------------------------------------------------------------------------------------------------------
       UroMed Corp., 6% Cv. Sub. Nts., 10/15/03(5)                                                    2,250,000        2,116,958
                                                                                                                     -----------
                                                                                                                      30,883,954

--------------------------------------------------------------------------------------------------------------------------------
TOBACCO--0.7%
       Standard Commercial Corp., 7.25% Cv. Sub. Debs., 3/31/07                                       4,984,000        4,535,440
--------------------------------------------------------------------------------------------------------------------------------
ENERGY--4.1%
--------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &
PRODUCERS--2.4%
       Cross Timbers Oil Co., 5.25% Cv. Sub. Nts., 11/1/03                                            2,004,000        2,197,346
       -------------------------------------------------------------------------------------------------------------------------
       Key Energy Group, Inc., 7.5% Cv. Sub. Debs., 7/1/03(1)                                         2,500,000        3,162,500
       -------------------------------------------------------------------------------------------------------------------------
       SEACOR Holdings, Inc., 5.375% Cv. Sub. Nts., 11/15/06(5)                                       3,500,000        4,079,005
       -------------------------------------------------------------------------------------------------------------------------
       SFP Pipeline Holdings, Inc., 11.16% Variable Rate Exchangeable Debs., 8/15/10                  4,100,000        5,145,500
                                                                                                                     -----------
                                                                                                                      14,584,351

7      Oppenheimer Bond Fund for Growth

                                                                                                     FACE            MARKET VALUE
                                                                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--1.7%
       Pennzoil Co., 4.75% Exchangeable Sr. Debs., 10/1/03
       (Exchangeable into Common Stock of Chevron Corp.)(2)                                          $5,000,000      $ 5,780,050
       -------------------------------------------------------------------------------------------------------------------------
       USX Corp., 7% Cv. Sub. Debs., 6/15/17                                                          5,000,000        4,987,500
                                                                                                                     -----------
                                                                                                                      10,767,550

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--6.7%
--------------------------------------------------------------------------------------------------------------------------------
BANKS--1.3%
       Bank of East Asia, Ltd., 2% Cv. Bonds, 7/19/03(5)                                              1,500,000        1,740,000
       -------------------------------------------------------------------------------------------------------------------------
       First Republic Bancorp, Inc., 7.25% Cv. Sub. Debs., 12/1/02                                    4,992,000        6,157,183
                                                                                                                     -----------
                                                                                                                       7,897,183

--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.1%
       Berkshire Hathaway, Inc., 1% Sr. Exchangeable Nts., 12/3/01
       (Exchangeable into Common Stock of Salomon, Inc.)                                              5,000,000        4,657,850
       -------------------------------------------------------------------------------------------------------------------------
       Leasing Solutions, Inc., 6.875% Cv. Sub. Nts., 10/1/03                                         2,000,000        1,985,000
       -------------------------------------------------------------------------------------------------------------------------
       Lomas Financial Corp., 9% Cv. Sr. Debs., 10/31/03(1)(6)                                        1,850,000          379,250
                                                                                                                     -----------
                                                                                                                       7,022,100

--------------------------------------------------------------------------------------------------------------------------------
INSURANCE--4.3%
       Chubb Corp., 6% Cv. Exchangeable Sub. Gtd. Nts., 5/15/98                                       6,000,000        7,414,560
       -------------------------------------------------------------------------------------------------------------------------
       Penn Treaty America Corp., 6.25% Cv. Sub. Nts., 12/1/03(5)                                       500,000          539,220
       -------------------------------------------------------------------------------------------------------------------------
       Pioneer Financial Services, Inc., 6.5% Cv. Sub. Nts., 4/1/03                                   2,500,000        3,400,000
       -------------------------------------------------------------------------------------------------------------------------
       Republic of Italy, 5% PENs, 6/28/01
       (Exchangeable into ADSs of Istituto Nazionale delle Assicurazioni SpA)                         7,000,000        7,008,750
       -------------------------------------------------------------------------------------------------------------------------
       Trenwick Group, Inc., 6% Cv. Debs., 12/15/99                                                   8,000,000        8,440,000
                                                                                                                     -----------
                                                                                                                      26,802,530

--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--9.5%
--------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.0%
       MagneTek, Inc., 8% Cv. Sub. Nts., 9/15/01                                                      2,500,000        2,568,750
       -------------------------------------------------------------------------------------------------------------------------
       Recognition International, Inc., 7.25% Cv. Sub. Debs., 4/15/11                                 3,000,000        2,835,000
       -------------------------------------------------------------------------------------------------------------------------
       Richardson Electronics Ltd., 7.25% Cv. Sub. Debs., 12/15/06                                      895,000          779,169
                                                                                                                     -----------
                                                                                                                       6,182,919

--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--1.7%
       CEMEX, SA de CV, 4.25% Cv. Sub. Nts., 11/1/97                                                  7,000,000        6,772,500
       -------------------------------------------------------------------------------------------------------------------------
       Empresas ICA Sociedad Controladora, SA de CV, 5% Cv. Sub. Debs., 3/15/04                       3,000,000        2,130,000
       -------------------------------------------------------------------------------------------------------------------------
       Polymax International Ltd., 2% Sec. Exchangeable Bonds, 2/27/06(5)                             1,500,000        1,395,000
                                                                                                                     -----------
                                                                                                                      10,297,500

--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--3.0%
       OHM Corp., 8% Cv. Sub. Debs., 10/1/06                                                          1,975,000        1,817,000
       -------------------------------------------------------------------------------------------------------------------------
       Roy F. Weston, Inc., 7% Cv. Sub. Debs., 4/15/02                                                1,228,000        1,111,340
       -------------------------------------------------------------------------------------------------------------------------
       Thermo TerraTech, Inc.:
       4.625% Cv. Sub. Debs., 5/1/03(5)                                                               1,500,000        1,376,715
       4.625% Cv. Sub. Debs., 5/1/03                                                                  1,798,000        1,645,727
       -------------------------------------------------------------------------------------------------------------------------
       United States Filter Corp., 4.5% Cv. Sub. Nts., 12/15/01                                       2,000,000        2,036,080
       -------------------------------------------------------------------------------------------------------------------------
       United Waste Systems, Inc., 4.5% Cv. Sub. Nts., 6/1/01(2)(5)                                   5,000,000        5,956,500
       -------------------------------------------------------------------------------------------------------------------------
       WMX Technologies, Inc., 2% Cv. Sub. Nts., 1/24/05(2)                                           4,466,000        4,180,489
                                                                                                                     -----------
                                                                                                                      18,123,851

8      Oppenheimer Bond Fund for Growth

                                                                                                    FACE           MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.3%
       Alfa, SA de CV, 8% Cv. Sub. Nts., 9/15/00(5)                                                 $ 2,500,000    $  2,756,250
       ------------------------------------------------------------------------------------------------------------------------
       Cooper Industries, Inc., 7.05% Cv. Sub. Debs., 1/1/15                                          3,500,000       3,742,130
       ------------------------------------------------------------------------------------------------------------------------
       Hexcel Corp., 7% Cv. Sub. Debs., 8/1/11                                                        4,000,000       3,770,000
       ------------------------------------------------------------------------------------------------------------------------
       Raymond Corp., 6.5% Cv. Sub. Debs., 12/15/03                                                   8,340,000       9,027,466
       ------------------------------------------------------------------------------------------------------------------------
       Robbins & Meyers, Inc., 6.5% Cv. Sub. Nts., 9/1/03                                             1,000,000       1,153,750
                                                                                                                   ------------
                                                                                                                     20,449,596

-------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.5%
       CareLine, Inc., 8% Cv. Sr. Sub. Nts., 5/1/01
       (Cv. into Common Stock of Laidlaw, Inc., Class B)                                              3,000,000       3,346,890
-------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--17.1%
-------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--2.2%
       SubMicron Systems Corp., 9% Cv. Sub. Nts., 12/15/97(1)(4)                                        450,000         199,053
       ------------------------------------------------------------------------------------------------------------------------
       Telxon Corp.:
       5.75% Cv. Sub. Nts., 1/1/03                                                                    2,500,000       2,053,900
       5.75% Cv. Sub. Nts., 1/1/03(5)                                                                 2,250,000       1,848,510
       ------------------------------------------------------------------------------------------------------------------------
       UNISYS Corp., 8.25% Cv. Sub. Nts., 8/1/00                                                     10,000,000       9,700,000
                                                                                                                   ------------
                                                                                                                     13,801,463

-------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--2.1%
       Baan Co., NV, 4.5% Cv. Sub. Nts., 12/23/01(5)                                                  2,000,000       2,008,920
       ------------------------------------------------------------------------------------------------------------------------
       Learning Co., Inc., 5.5% Cv. Sr. Nts., 11/1/00                                                 4,000,000       3,301,680
       ------------------------------------------------------------------------------------------------------------------------
       MacNeal-Schwendler Corp., 7.875% Cv. Sub. Debs., 8/18/04                                       5,267,000       4,819,305
       ------------------------------------------------------------------------------------------------------------------------
       National Data Corp., 5% Cv. Sub. Nts., 11/1/03                                                 1,500,000       1,560,000
       ------------------------------------------------------------------------------------------------------------------------
       Spectrum Holobyte, Inc., 6.5% Cv. Sub. Nts., 9/15/02(5)                                        2,000,000       1,324,020
                                                                                                                   ------------
                                                                                                                     13,013,925

-------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--10.2%
       ADT Operations, Inc., Zero Coupon Sub. Exchangeable LYONs, 6.49%, 7/6/10(3)                   13,500,000       8,808,750
       ------------------------------------------------------------------------------------------------------------------------
       California Microwave, Inc., 5.25% Cv. Sub. Nts., 12/15/03                                      2,000,000       1,635,000
       ------------------------------------------------------------------------------------------------------------------------
       Integrated Device Technology, Inc., 5.5% Cv. Sub. Nts., 6/1/02                                 2,000,000       1,764,060
       ------------------------------------------------------------------------------------------------------------------------
       Laidlaw, Inc., 6% ADT-Linked Cv. Debs., 1/15/99(5)                                             7,250,000       9,678,750
       ------------------------------------------------------------------------------------------------------------------------
       Park Electrochemical Corp., 5.5% Cv. Sub. Nts., 3/1/06                                         7,500,000       6,506,250
       ------------------------------------------------------------------------------------------------------------------------
       S3, Inc., 5.75% Cv. Sub. Nts., 10/1/03(5)                                                      4,000,000       4,426,200
       ------------------------------------------------------------------------------------------------------------------------
       Thermo Electron Corp., 4.25% Cv. Sub. Debs., 1/1/03(5)                                         7,000,000       8,349,460
       ------------------------------------------------------------------------------------------------------------------------
       Thermo Optek Corp., 5% Cv. Sub. Debs., 10/15/00(5)                                             8,535,000       8,748,375
       ------------------------------------------------------------------------------------------------------------------------
       ThermoQuest Corp., 5% Cv. Sub. Debs., 8/15/00(5)                                               8,000,000       8,200,000
       ------------------------------------------------------------------------------------------------------------------------
       XILINX, Inc., 5.25% Cv. Sub. Nts., 11/1/02                                                     4,500,000       4,551,075
                                                                                                                   ------------
                                                                                                                     62,667,920

-------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-
TECHNOLOGY--2.6%
       BroadBand Technologies, Inc.:
       5% Cv. Sub. Nts., 5/15/01(5)                                                                   1,250,000         947,263
       5% Cv. Sub. Nts., 5/15/01                                                                      2,000,000       1,525,620
       ------------------------------------------------------------------------------------------------------------------------
       General Instrument Corp., 5% Cv. Jr. Sub. Nts., 6/15/00                                        9,000,000       9,631,980
       ------------------------------------------------------------------------------------------------------------------------
       Porta Systems Corp., Zero Coupon Cv. Sr. Sub. Nts., 11.6%, 1/2/98(1)(3)                        1,380,996         586,923
       ------------------------------------------------------------------------------------------------------------------------
       United States Cellular Corp., Zero Coupon Cv. Sub. LYONs, 5.96%, 6/15/15(3)                    9,700,000       3,298,000
                                                                                                                   ------------
                                                                                                                     15,989,786

-------------------------------------------------------------------------------------------------------------------------------
UTILITIES--1.4%
-------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.9%
       Consolidated Natural Gas Co., 7.25% Cv. Sub. Debs., 12/15/15                                   5,000,000       5,282,750
-------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.5%
       Compania de Telefonos de Chile SA, 4.5% Cv. Sub. Debs., 1/15/03                                2,500,000       3,141,575
                                                                                                                   ------------
       Total Convertible Corporate Bonds and Notes (Cost $396,304,600)                                              406,222,777

9      Oppenheimer Bond Fund for Growth

                                                                                                                     MARKET VALUE
                                                                                                       SHARES        SEE NOTE 1
================================================================================================================================
COMMON STOCKS--4.1%
       -------------------------------------------------------------------------------------------------------------------------
       American Home Products Corp.(2)                                                                  20,040       $ 1,174,845
       -------------------------------------------------------------------------------------------------------------------------
       Columbia/HCA Healthcare Corp.(2)                                                                 13,650           556,238
       -------------------------------------------------------------------------------------------------------------------------
       Fleet Financial Group, Inc.(2)                                                                   13,910           693,761
       -------------------------------------------------------------------------------------------------------------------------
       Ford Motor Co.(2)                                                                                 6,530           208,960
       -------------------------------------------------------------------------------------------------------------------------
       General Signal Corp.                                                                            128,018         5,472,766
       -------------------------------------------------------------------------------------------------------------------------
       International Paper Co.                                                                           9,392           380,376
       -------------------------------------------------------------------------------------------------------------------------
       Orion Capital Corp.                                                                              30,001         1,833,811
       -------------------------------------------------------------------------------------------------------------------------
       Philip Morris Cos., Inc.(2)                                                                      22,000         2,486,000
       -------------------------------------------------------------------------------------------------------------------------
       Progressive Bank, Inc.                                                                           26,382           600,190
       -------------------------------------------------------------------------------------------------------------------------
       Seagate Technology, Inc.(2)(7)                                                                  290,312        11,467,324
                                                                                                                     -----------
       Total Common Stocks (Cost $17,975,593)                                                                         24,874,271

================================================================================================================================
PREFERRED STOCKS--11.0%
--------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--0.6%
--------------------------------------------------------------------------------------------------------------------------------
PAPER--0.6%
       James River Corp. of Virginia:
       Depositary Shares each representing 1/4 of a Share of $14.00 Cum. Cv.
       Exchangeable Preferred Stock, Series N(1)                                                        50,000         2,523,400
       Depositary Shares each representing 1/4 of a Share of $14.00 Cum. Cv.
       Exchangeable Preferred Stock, Series L                                                           18,600           962,550
       $3.375 Cum. Cv. Exchangeable, Series K                                                            5,000           256,875
                                                                                                                     -----------
                                                                                                                       3,742,825

--------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--2.4%
--------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.7%
       Tyco Toys, Inc., $0.4125 Depositary Shares each representing 1/25 of a
       Share of Mandatorily Cv. Redeemable Preferred Stock, Series C, 7/1/00                            465,000        4,708,125
--------------------------------------------------------------------------------------------------------------------------------
MEDIA--0.9%
       SFX Broadcasting, Inc., $3.25 Cum. Cv. Exchangeable, Series D(5)                                  30,000        1,314,360
       -------------------------------------------------------------------------------------------------------------------------
       TCI Pacific Communications, Inc., 5% Cum. Sr. Exchangeable, Class A                               47,000        4,294,625
                                                                                                                     -----------
                                                                                                                       5,608,985

--------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--0.8%
       Danskin, Inc., Depositary Shares each representing 1/100 of a
       Share of 10% Cum. Cv. Exchangeable Preferred Stock(1)(4)                                           1,000        4,909,091
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--0.8%
--------------------------------------------------------------------------------------------------------------------------------
TOBACCO--0.8%
       RJR Nabisco Holdings Corp., $0.60125 Depositary Shares
       each representing 1/10 of a Share of Series C PERCS, 5/15/97                                     783,900        5,291,325
--------------------------------------------------------------------------------------------------------------------------------
ENERGY--0.4%
--------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &
PRODUCERS--0.4%
       ICO, Inc., Depositary Shares each representing 1/4 of a
       Share of $6.75 Cv. Exchangeable Preferred Stock                                                   95,000        2,161,250
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--3.9%
--------------------------------------------------------------------------------------------------------------------------------
BANKS--1.0%
       Mid Am, Inc., $1.8125 Cum. Cv., Series A                                                           7,500          309,375
       -------------------------------------------------------------------------------------------------------------------------
       ONBANCorp, Inc., $1.6875 Cum. Cv., Series B                                                      136,300        3,799,363
       -------------------------------------------------------------------------------------------------------------------------
       Sovereign Bancorp, Inc., $3.125 Cum. Cv., Series B(2)                                             27,500        1,907,812
                                                                                                                     -----------
                                                                                                                       6,016,550

10     Oppenheimer Bond Fund for Growth

                                                                                                                     MARKET VALUE
                                                                                                        SHARES       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.8%
       Capstead Mortgage Corp., $1.26 Cum. Cv., Series B                                                120,000      $ 2,070,000
       -------------------------------------------------------------------------------------------------------------------------
       Phoenix Duff & Phelps Corp., $1.50 Cv., Series A                                                 150,000        3,750,000
       -------------------------------------------------------------------------------------------------------------------------
       SunAmerica, Inc., 8.5% PERCS Units, 10/31/99                                                     125,000        5,281,250
                                                                                                                     -----------
                                                                                                                      11,101,250

--------------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.1%
       Alexander & Alexander Services, Inc., $3.625 Cv.(1)                                               60,000        3,131,220
       -------------------------------------------------------------------------------------------------------------------------
       PennCorp Financial Group, Inc., $3.50 Cv., Series II(5)                                           60,000        3,517,500
                                                                                                                     -----------
                                                                                                                       6,648,720

--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--0.4%
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.2%
       International Technology Corp., Depositary Shares each representing
       1/100 of a Share of 7% Cum. Cv. Exchangeable Preferred Stock                                      65,000        1,096,875
--------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.2%
       Alco Standard Corp., $5.04 Depositary Shares each representing
       1/100 of a Share of Series BB ACES, 10/1/98                                                       15,000        1,432,500
--------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--2.5%
--------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.4%
       Kaman Corp., $3.25 Depositary Shares each representing
       1/4 of a Share of Cv. Preferred Stock, Series 2                                                   60,000        3,270,000
       -------------------------------------------------------------------------------------------------------------------------
       Loral Space & Communications, Ltd., 6% Cv.
       Preferred Equivalent Obligations, 11/1/06(5)                                                     100,000        5,681,200
                                                                                                                     -----------
                                                                                                                       8,951,200

--------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-
TECHNOLOGY--1.1%
       Mobile Telecommunication Technologies Corp.:
       7.5% Cum. Cv., Series C(1)(7)(8)                                                                   5,000        4,212,500
       $2.25 Cum. Cv. Exchangeable(5)                                                                   121,100        2,194,938
                                                                                                                     -----------
                                                                                                                       6,407,438
                                                                                                                     -----------
       Total Preferred Stocks (Cost $64,940,495)                                                                      68,076,134


                                                                                                        SHARES OR
                                                                                                        FACE AMOUNT
================================================================================================================================
OTHER CONVERTIBLE SECURITIES--14.5%
--------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--2.1%
--------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.0%
       Merrill Lynch & Co., Inc., 6.25% STRYPES (IMC Global, Inc.), 7/1/01(9)                           150,000        6,018,750
--------------------------------------------------------------------------------------------------------------------------------
PAPER--1.1%
       International Paper Capital Trust, 5.25% Cv. Preferred Securities,
       7/20/25 (Cv. into Common Stock of International Paper Co.)                                       145,000        6,670,000
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--1.1%
--------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.6%
       Wendy's Financing I, $2.50 TECONS, Series A, 9/15/26
       (Cv. into Common Stock of Wendy's International, Inc.)                                            75,000        3,900,000
--------------------------------------------------------------------------------------------------------------------------------
MEDIA--0.5%
       News Corp. Ltd., 5% Exchangeable TOPrS, 11/12/16
       (Exchangeable for Ordinary Shares of British Sky Broadcasting Group PLC)(5)                       30,000        2,833,110
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--0.4%
--------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--0.4%
       Bear Stearns Cos. Inc., 5.5% CHIPS (Merck & Co., Inc.), 2/11/97(9)                                10,000          476,250
       -------------------------------------------------------------------------------------------------------------------------
       Lehman Brothers Holdings, Inc., 6.5% YEELDS (Amgen Corp.), 1/15/97(9)                             15,000          950,625
       -------------------------------------------------------------------------------------------------------------------------
       Salomon, Inc., 6.5% ELKS (Amgen Corp.), 2/1/97(9)                                                 14,000          959,000
                                                                                                                    ------------
                                                                                                                       2,385,875

11     Oppenheimer Bond Fund for Growth

                                                                                                    SHARES OR       MARKET VALUE
                                                                                                    FACE AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
ENERGY--0.3%
--------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &
PRODUCERS--0.3%
       Tosco Financing Trust, 5.75% Cv. Preferred Securities, 12/15/16                                   35,000      $ 1,811,250
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--4.4%
--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--2.7%
       Credit Suisse First Boston Corp., 6% Equity-Linked Sr. Medium-Term Nts.
       (Charles Schwab Corp.), 4/29/98(1)(9)                                                         $5,000,000        5,881,250
       -------------------------------------------------------------------------------------------------------------------------
       FINOVA Finance Trust, 5.5% Cv. TOPrS, 12/31/16
       (Cv. into Common Stock of FINOVA Group, Inc.)                                                     25,000        1,312,500
       -------------------------------------------------------------------------------------------------------------------------
       Merrill Lynch & Co., Inc., 7.25% STRYPES (SunAmerica, Inc.), 6/15/99(9)                          145,000        9,642,500
                                                                                                                     -----------
                                                                                                                      16,836,250

--------------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.7%
       Allstate Corp., 6.76% Exchangeable Nts., 4/15/98
       (Subject to Exchange into Common Stock of The PMI Group, Inc.)                                   100,000        4,725,000
       -------------------------------------------------------------------------------------------------------------------------
       Frontier Financing Trust, 6.25% Cv. TOPrS, 12/31/16
       (Cv. into Common Stock of Frontier Insurance Group, Inc.)(5)                                      65,000        3,355,625
       -------------------------------------------------------------------------------------------------------------------------
       Merrill Lynch & Co., Inc., 6.5% STRYPES (MGIC Investment Corp.), 8/15/98(9)                       17,000        1,143,250
       -------------------------------------------------------------------------------------------------------------------------
       St. Paul Capital LLC, $3.00 Cv. MIPS                                                              25,000        1,384,375
                                                                                                                     -----------
                                                                                                                      10,608,250

--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--3.1%
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--1.4%
       Owens Corning Capital LLC, 6.5% Cv. MIPS(5)                                                      155,000        8,854,375
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.2%
       Browning-Ferris Industries, Inc., 7.25% ACES, 6/30/98                                             35,000          997,500
--------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--1.5%
       Elsag Bailey Financing Trust, 5.5% Cv. TOPrS, 12/31/35
       (Cv. into Common Stock of Elsag Bailey Process Automation NV)                                     50,000        1,943,750
       -------------------------------------------------------------------------------------------------------------------------
       Greenfield Capital Trust, $3.00 Cv. TIDES(5)                                                      70,000        3,373,090
       -------------------------------------------------------------------------------------------------------------------------
       Lehman Brothers Holdings, Inc., 6% YEELDS
       (Black & Decker Corp.), 8/31/98(1)(9)                                                            126,646        4,274,303
                                                                                                                     -----------
                                                                                                                       9,591,143

--------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--2.2%
--------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--1.1%
       Credit Suisse First Boston Corp., 6% Equity-Linked Sr. Medium-Term Nts.
       (Intel Corp.), 2/17/98(1)(9)                                                                  $5,000,000        6,531,250
--------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--0.3%
       Vanstar Corp., 6.75% Trust Cv. Preferred Securities,
       12/31/49 (Cv. into Common Stock of Vanstar Corp.)(5)                                              35,000        1,850,625
--------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--0.8%
       Bear Stearns Cos., 6% ELPS (ACC Corp.), 11/25/98(1)(9)                                        $5,000,004        4,644,004
--------------------------------------------------------------------------------------------------------------------------------
UTILITIES--0.9%
--------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.3%
       MCN Corp., 8.75% PRIDES, 4/30/99                                                                  75,500        2,085,687
--------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.6%
       Sprint Corp., 8.25% DECS (Cv. into Shares of
       Common Stock of SNET Corp.), 3/31/00                                                             100,000        3,587,500
                                                                                                                     -----------
       Total Other Convertible Securities (Cost $84,226,789)                                                          89,205,569

12     Oppenheimer Bond Fund for Growth

                                                                                                                   MARKET VALUE
                                                                                                       UNITS       SEE NOTE 1
===============================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
-------------------------------------------------------------------------------------------------------------------------------
       SubMicron Systems Corp. Wts., Exp. 12/00(1)(4)                                                   27,000     $      7,047
       ------------------------------------------------------------------------------------------------------------------------
       Travel Ports of America, Inc. Wts., Exp. 1/05(1)(4)                                               5,000            4,235
                                                                                                                   ------------
       Total Rights, Warrants and Certificates (Cost $0)                                                                 11,282


                                                                             DATE       STRIKE        CONTRACTS
===============================================================================================================================
PUT OPTIONS PURCHASED--0.0%
-------------------------------------------------------------------------------------------------------------------------------
       Mobile Telecommunication Technologies Corp.
       Put Opt. (Cost $806)                                                  Mar. 97     $10                25            5,780



                                                                                                        FACE
                                                                                                        AMOUNT
===============================================================================================================================
REPURCHASE AGREEMENT--4.2%
-------------------------------------------------------------------------------------------------------------------------------
       Repurchase agreement with Goldman, Sachs & Co., 6.52%, dated
       12/31/96, to be repurchased at $26,209,490 on 1/2/97, collateralized
       BY U.S. TREASURY NTS., 5.5%--7.5%, 7/15/99--8/15/05, with a value of
       $26,800,713 (Cost $26,200,000)                                                               $26,200,000      26,200,000

-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $589,648,283)                                                            99.6%    614,595,813
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                             0.4       2,513,357
                                                                                                       --------    ------------
NET ASSETS                                                                                                100.0%   $617,109,170
                                                                                                       ========    ============

       1. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.

       2. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                        FACE/SHARES       EXPIRATION      EXERCISE      PREMIUM      MARKET VALUE
                                        SUBJECT TO CALL   DATE            PRICE         RECEIVED     SEE NOTE 1
       ----------------------------------------------------------------------------------------------------------
       American Home Products Corp.         20,000         1/97           $ 65.00       $   49,398     $    2,500
       ----------------------------------------------------------------------------------------------------------
       Boston Chicken, Inc.                 10,000         1/97             35.00           22,199         13,750
       Boston Chicken, Inc.                 10,000         1/97             40.00            6,150            620
       Boston Chicken, Inc.                 30,000         4/97             40.00           44,710         39,360
       Boston Chicken, Inc.                 30,000         4/97             35.00          104,097        105,000
       ----------------------------------------------------------------------------------------------------------
       Chevron Corp.                        40,000         3/97             70.00           78,997         25,000
       Chevron Corp.                        40,000         1/97             70.00           56,698          5,000
       ----------------------------------------------------------------------------------------------------------
       Columbia/HCA Healthcare Corp.        13,600         2/97             40.00           18,427         32,300
       ----------------------------------------------------------------------------------------------------------
       Fleet Financial Group, Inc.          13,900         1/97             50.00           44,757         24,325
       ----------------------------------------------------------------------------------------------------------
       Ford Motor Co.                        6,500         3/97             32.50            7,588          7,313
       ----------------------------------------------------------------------------------------------------------
       John H. Harland Co.                  20,000         3/97             30.00           34,599         67,500
       ----------------------------------------------------------------------------------------------------------
       Philip Morris Cos., Inc.             22,000         3/97            105.00          103,837        283,250
       ----------------------------------------------------------------------------------------------------------
       Seagate Technology, Inc.             79,200         1/97             35.00          354,012        376,200
       Seagate Technology, Inc.            200,000         1/97             37.50          607,980        625,000
       ----------------------------------------------------------------------------------------------------------
       Sovereign Bancorp, Inc.              20,000         1/97             12.50            9,800         15,000
       ----------------------------------------------------------------------------------------------------------
       United Waste Systems, Inc.           50,000         3/97             40.00           49,498         18,750
       ----------------------------------------------------------------------------------------------------------
       WMX Technologies, Inc.               50,000         2/97             35.00           58,373         31,250
                                                                                        ----------     ----------
                                                                                        $1,651,120     $1,672,118
                                                                                        ==========     ==========

       3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

       4. The security is being valued under procedures established by the Board of Trustees to determine fair value in good faith.

       5. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
       This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $139,914,049 or 22.67% of the Fund's net assets at December 31, 1996.

       6. Non-income producing security--issuer is in default.

       7. Non-income producing security.

       8. Dividend is paid in kind.

       9. Redeemable in cash at the lesser of a multiple of the issue price or an amount based on the price of the stated company's common stock at maturity.

13     Oppenheimer Bond Fund for Growth

-------------------------------------------------------------------------------
        All investments of foreign issuers are denominated in U.S. dollars. Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

       COUNTRY                                                                        MARKET VALUE          PERCENT
       ------------------------------------------------------------------------------------------------------------
       United States                                                                  $550,495,824             89.6%
       ------------------------------------------------------------------------------------------------------------
       Canada                                                                           16,917,909              2.8
       ------------------------------------------------------------------------------------------------------------
       United Kingdom                                                                   13,109,085              2.1
       ------------------------------------------------------------------------------------------------------------
       Mexico                                                                           11,658,750              1.9
       ------------------------------------------------------------------------------------------------------------
       Italy                                                                             7,008,750              1.1
       ------------------------------------------------------------------------------------------------------------
       Switzerland                                                                       4,300,000              0.7
       ------------------------------------------------------------------------------------------------------------
       Chile                                                                             3,141,575              0.5
       ------------------------------------------------------------------------------------------------------------
       Luxembourg                                                                        2,820,000              0.5
       ------------------------------------------------------------------------------------------------------------
       Netherlands                                                                       2,008,920              0.3
       ------------------------------------------------------------------------------------------------------------
       Hong Kong                                                                         1,740,000              0.3
       ------------------------------------------------------------------------------------------------------------
       Indonesia                                                                         1,395,000              0.2
                                                                                      ------------            -----
       Total                                                                          $614,595,813            100.0%
                                                                                      ============            =====

       PORTFOLIO ACRONYMS:

       ACES       --Automatic Common Exchange Securities or Automatically Convertible Equity Securities
       ADS        --American Depository Shares
       CHIPS      --Common-Linked Higher Income Participation Securities
       DECS       --Debt Exchangeable for Common Stock
       ELKS       --Equity-Linked Securities
       ELPS       --Equity-Linked Participation Securities
       LYONs      --Liquid Yield Option Notes
       MIPS       --Monthly Income Preferred Securities
       PENs       --Privatization Exchangeable Notes
       PERCS      --Preferred Equity Redemption Cumulative Stock or Premium Equity Redemption Cumulative Security
       PRIDES     --Preferred Redeemable Increased Dividend Equity Securities
       STRYPES    --Structured Yield Product Exchangeable for Stock
       TECONS     --Term Convertible Securities
       TIDES      --Term Income Deferrable Equity Securities
       TOPrS      --Trust Originated Preferred Securities
       YEELDS     --Yield Enhanced Equity Linked Debt Securities

       See accompanying Notes to Financial Statements.

14     Oppenheimer Bond Fund for Growth

STATEMENT OF ASSETS AND LIABILITIES   December 31, 1996

=========================================================================================================================
ASSETS
       Investments, at value (cost $589,648,283)--see accompanying statement                                 $614,595,813
                                                                                                             ------------
       Cash                                                                                                       407,119
       ------------------------------------------------------------------------------------------------------------------
       Receivables:
       Shares of beneficial interest sold                                                                       3,038,483
       Interest and dividends                                                                                   5,738,471
       ------------------------------------------------------------------------------------------------------------------
       Other                                                                                                       18,679
                                                                                                             ------------
       Total assets                                                                                           623,798,565

=========================================================================================================================
LIABILITIES
       Options written, at value (premiums received $1,651,120)--
       see accompanying statement--Note 6                                                                       1,672,118
       ------------------------------------------------------------------------------------------------------------------
       Payables and other liabilities:
       Dividends                                                                                                3,696,882
       Accrued taxes--Note 1                                                                                      815,241
       Shares of beneficial interest redeemed                                                                     409,410
       Trustees' fees                                                                                               9,000
       Other                                                                                                       86,744
       ------------------------------------------------------------------------------------------------------------------
       Total liabilities                                                                                        6,689,395

=========================================================================================================================
NET ASSETS                                                                                                   $617,109,170
                                                                                                             ============

=========================================================================================================================
COMPOSITION OF
NET ASSETS
       Paid-in capital                                                                                       $592,940,290
       ------------------------------------------------------------------------------------------------------------------
       Excess of distributions over net investment income                                                          (4,113)
       ------------------------------------------------------------------------------------------------------------------
       Accumulated net realized loss on investments and options                                                  (753,539)
       ------------------------------------------------------------------------------------------------------------------
       Net unrealized appreciation on investments and options                                                  24,926,532
                                                                                                             ------------
       Net assets                                                                                            $617,109,170
                                                                                                             ============

=========================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets
       of $93,577,774 and 6,557,191 shares of beneficial interest outstanding)                                     $14.27
       Maximum offering price per share (net asset value plus sales charge
       of 5.75% of offering price)                                                                                 $15.14

       ------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $211,176,011 and 14,775,642 shares of beneficial interest outstanding)                                   $14.29

       ------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $38,312,120 and 2,685,484 shares of beneficial interest outstanding)                                     $14.27

       ------------------------------------------------------------------------------------------------------------------
       Class M Shares:
       Net asset value and redemption price per share (based on net assets
       of $274,043,265 and 19,204,115 shares of beneficial interest outstanding)                                   $14.27
       Maximum offering price per share (net asset value plus sales charge
       of 3.25% of offering price)                                                                                 $14.75

       See accompanying Notes to Financial Statements.

15     Oppenheimer Bond Fund for Growth

STATEMENT OF OPERATIONS   For the Year Ended December 31, 1996

=========================================================================================================================
INVESTMENT INCOME
       Interest                                                                                               $23,555,538
       ------------------------------------------------------------------------------------------------------------------
       Dividends                                                                                                3,116,725
                                                                                                              -----------
       Total income                                                                                            26,672,263

=========================================================================================================================
EXPENSES
       Distribution and service plan fees--Note 4:
       Class A                                                                                                     95,189
       Class B                                                                                                  1,121,523
       Class C                                                                                                    147,851
       Class M                                                                                                  1,958,186
       ------------------------------------------------------------------------------------------------------------------
       Management fees--Note 4                                                                                  2,148,214
       ------------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4:
       Class A                                                                                                     47,679
       Class B                                                                                                    128,905
       Class C                                                                                                     13,923
       Class M                                                                                                    293,581
       ------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                        199,998
       ------------------------------------------------------------------------------------------------------------------
       Registration and filing fees                                                                               185,496
       ------------------------------------------------------------------------------------------------------------------
       Accounting service fees--Note 4                                                                            133,487
       ------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                     72,248
       ------------------------------------------------------------------------------------------------------------------
       Trustees' fees and expenses                                                                                 45,249
       ------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                 39,104
       ------------------------------------------------------------------------------------------------------------------
       Other                                                                                                      115,012
       ------------------------------------------------------------------------------------------------------------------
       Interest                                                                                                    95,316
                                                                                                              -----------
       Total expenses                                                                                           6,840,961
       Less expenses paid indirectly--Note 1                                                                       (9,757)
                                                                                                              -----------
       Total net expenses                                                                                       6,831,204

=========================================================================================================================
NET INVESTMENT INCOME                                                                                          19,841,059

=========================================================================================================================
REALIZED AND
UNREALIZED GAIN
       Net realized gain on:
       Investments (including premiums on options exercised)                                                   13,540,883
       Closing and expiration of options written                                                                  465,614
                                                                                                              -----------
       Net realized gain                                                                                       14,006,497

       ------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on:
       Investments                                                                                              7,782,802
       Options                                                                                                     82,788
                                                                                                              -----------
       Net change                                                                                               7,865,590
                                                                                                              -----------
       Net realized and unrealized gain                                                                        21,872,087

=========================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $41,713,146
                                                                                                              ===========

              See accompanying Notes to Financial Statements.

16     Oppenheimer Bond Fund for Growth

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                       1996             1995
====================================================================================================================
OPERATIONS
       Net investment income                                                           $ 19,841,059     $  9,855,256
       -------------------------------------------------------------------------------------------------------------
       Net realized gain                                                                 14,006,497        9,472,765
       -------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                              7,865,590       21,458,658
                                                                                       -------------    ------------
       Net increase in net assets resulting from operations                              41,713,146       40,786,679

====================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                           (2,123,534)         (92,063)
       Class B                                                                           (4,911,332)        (728,015)
       Class C                                                                             (648,607)              --
       Class M                                                                          (12,157,589)     (11,839,019)
       -------------------------------------------------------------------------------------------------------------
       Distributions from net realized gain:
       Class A                                                                           (2,201,758)         (80,834)
       Class B                                                                           (4,975,362)      (1,126,719)
       Class C                                                                             (903,669)              --
       Class M                                                                           (6,479,192)      (8,052,576)

====================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase in net assets resulting from
       beneficial interest transactions--Note 2:
       Class A                                                                           90,847,491        2,448,545
       Class B                                                                          175,385,489       34,750,230
       Class C                                                                           38,234,063               --
       Class M                                                                           29,022,434       93,550,329

====================================================================================================================
NET ASSETS
       Total increase                                                                   340,801,580      149,616,557
       -------------------------------------------------------------------------------------------------------------
       Beginning of period                                                              276,307,590      126,691,033
                                                                                       ------------     ------------
       End of period (including excess of distributions over
       net investment income of $4,113 and $40,930, respectively)                      $617,109,170     $276,307,590
                                                                                       ============     ============
       See accompanying Notes to Financial Statements.

17     Oppenheimer Bond Fund for Growth

FINANCIAL HIGHLIGHTS




                                                          CLASS A
                                                          ---------------------------


                                                          YEAR ENDED DECEMBER 31,
                                                          1996               1995(3)
=====================================================================================
       PER SHARE OPERATING DATA:
       Net asset value, beginning of period                $13.96              $13.11
       ------------------------------------------------------------------------------
       Income (loss) from investment operations:
       Net investment income                                  .73                 .54
       Net realized and unrealized gain (loss)                .65                1.48
                                                           ------              ------
       Total income (loss) from investment operations        1.38                2.02

       ------------------------------------------------------------------------------
       Dividends and distributions to shareholders:
       Dividends from net investment income                  (.72)               (.68)
       Distributions from net realized gain                  (.35)               (.49)
                                                           ------              ------
       Total dividends and distributions to shareholders    (1.07)              (1.17)

       ------------------------------------------------------------------------------
       Net asset value, end of period                      $14.27              $13.96
                                                          =======              ======

       ==============================================================================
       TOTAL RETURN, AT NET ASSET VALUE(4)                  10.13%              15.42%

       ==============================================================================
       RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period (in thousands)           $93,578              $2,502
       ------------------------------------------------------------------------------
       Average net assets (in thousands)                  $41,617              $1,799
       ------------------------------------------------------------------------------
       Ratios to average net assets:
       Net investment income                                 5.11%               5.63%(5)
       Expenses(6)                                           0.98%               1.05%(5)
       Expenses (excluding interest)(6)(7)                   0.97%               1.01%(5)
       ------------------------------------------------------------------------------
       Portfolio turnover rate(8)                           52.67%              57.51%


       1. Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. (the former manager) which amounted to $.01 per share. Without reimbursement, the ratios would have been 6.50%, 2.06% and 2.04%, respectively.

       2. For the period from March 11, 1996 (inception of offering) to December 31, 1996.

       3. For the period from May 1, 1995 (inception of offering) to December 31, 1995.

       4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the investment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

       5. Annualized.


18     Oppenheimer Bond Fund for Growth


CLASS B                           CLASS C             CLASS M
--------------------------        -----------         --------------------------------------------------
                                  YEAR
                                  ENDED
YEAR ENDED DECEMBER 31,           DEC. 31,            YEAR ENDED DECEMBER 31,
1996             1995(3)          1996(2)             1996        1995        1994      1993      1992(1)
=========================================================================================================

  $13.98            $13.11         $14.03             $13.96      $12.20      $13.16    $11.43      $9.37
---------------------------------------------------------------------------------------------------------

     .62               .45            .50                .65         .70         .68       .59        .69
     .65              1.51            .59                .66        2.42        (.81)     1.79       2.15
  ------            ------         ------           --------    --------      ------    ------    -------
    1.27              1.96           1.09               1.31        3.12        (.13)     2.38       2.84

---------------------------------------------------------------------------------------------------------

    (.61)             (.60)          (.50)              (.65)       (.87)       (.69)     (.65)      (.78)
    (.35)             (.49)          (.35)              (.35)       (.49)       (.14)       --         --
  ------            ------         ------           --------    --------       -----      ----     ------
    (.96)            (1.09)          (.85)             (1.00)      (1.36)       (.83)     (.65)      (.78)

---------------------------------------------------------------------------------------------------------
  $14.29            $13.98         $14.27             $14.27      $13.96      $12.20    $13.16     $11.43
  ======            ======         ======           ========    ========     =======    ======     ======

=========================================================================================================
    9.28%            15.09%          7.74%              9.58%      26.00%      (1.12)%   21.23%     31.19%

=========================================================================================================

$211,176           $34,465        $38,312           $274,043    $239,341    $126,691   $69,375    $10,241
---------------------------------------------------------------------------------------------------------
$113,784           $15,184        $18,550           $264,936    $181,719    $106,829   $36,923    $ 7,369
---------------------------------------------------------------------------------------------------------

    4.31%             4.82%(5)       4.32%(5)           4.59%       5.12%       5.24%     4.70%      6.62%
    1.75%             1.69%(5)       1.68%(5)           1.58%       1.58%       1.66%     1.78%      1.93%
    1.73%             1.64%(5)       1.67%(5)           1.55%       1.56%       1.65%     1.75%      1.91%
---------------------------------------------------------------------------------------------------------
   52.67%            57.51%         52.67%             52.67%      57.51%      52.82%    88.66%     80.09%


6. Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

7. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $501,201,833 and $222,718,231, respectively.

Per share information has been determined based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

19  Oppenheimer Bond Fund for Growth

NOTES TO FINANCIAL STATEMENTS

==============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

        Oppenheimer Bond Fund for Growth (the Fund), formerly named The Bond Fund For Growth, a portfolio of the Bond Fund Series, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation.

                          On January 4, 1996, Fielding Management
        Company, Inc. (FMC), the Fund's investment adviser, Rochester Fund Distributors, Inc. (RFD), the Fund's principal underwriter, and Rochester Fund Services, Inc. (RFS), the Fund's shareholder servicing, accounting and pricing agent, consummated a transaction with OppenheimerFunds, Inc. (the Manager), which resulted in the sale to the Manager of certain assets of FMC, RFD and RFS, including the transfer of the investment advisory agreement and other contracts with the Fund and the use of the name "The Rochester Funds."

                          On March 11, 1996, the Fund redesignated the Class
        A shares as Class M shares, redesignated the Class Y shares as Class A shares and introduced a new class of shares, designated as Class C.

                          The Fund offers Class A, Class B, Class C and
        Class M shares. Class A and Class M shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All four classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

        -----------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted equity securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term debt securities are valued at the mean between the bid and asked price using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices.
        If the last sale price is outside the spread, the closing bid is used. Securities for which market quotations are not readily available are valued at fair value under consistently applied procedures established by the Board of Trustees to determine fair value in good faith.

        -----------------------------------------------------------------------
        SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may not invest in securities with bond ratings of less than C at the time of purchase nor may it invest in securities in default at the time of purchase. At December 31, 1996, securities with an aggregate market value of $611,250, representing 0.10% of the Fund's net assets, were in default.

        -----------------------------------------------------------------------
        REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book
        Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

20     Oppenheimer Bond Fund for Growth

===============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

       ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

       ------------------------------------------------------------------------
       FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of December 31, 1996, the Fund had an accrued tax liability of $815,241 for net unrealized gains at the time of the 1995 acquisition of Rochester Tax Managed Fund, Inc. (see Note 8).

       ------------------------------------------------------------------------
       DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class M shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends quarterly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

       ------------------------------------------------------------------------
       CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                          During the year ended December 31, 1996, the Fund adjusted the classification of net investment income and net realized gain (loss) to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. During the year ended December 31, 1996, amounts have been reclassified to reflect an increase in paid-in capital of $36,684, a decrease in an accumulated net realized gain of $73,504 and an increase in undistributed net investment income of $36,820.

       ------------------------------------------------------------------------
       OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund accretes original issue discount. Market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as income, rather than capital gain.

                          Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

                          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

21     Oppenheimer Bond Fund for Growth

===============================================================================
2. SHARES OF
   BENEFICIAL INTEREST

       The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest of each class, par value $.01 per share. Transactions in shares of beneficial interest were as follows:

                                                       YEAR ENDED DECEMBER 31, 1996(1)         YEAR ENDED DECEMBER 31, 1995(2)
                                                       --------------------------------        ---------------------------------
                                                       SHARES           AMOUNT                 SHARES                  AMOUNT
       -------------------------------------------------------------------------------------------------------------------------
       Class A:
       Sold                                             6,494,619       $ 92,520,655              167,169           $  2,280,841
       Dividends and distributions reinvested             249,431          3,554,945               12,344                172,794
       Redeemed                                          (366,014)        (5,228,109)                (358)                (5,090)
                                                       ----------       ------------           ----------           ------------
       Net increase                                     6,378,036       $ 90,847,491              179,155           $  2,448,545
                                                       ==========       ============           ==========           ============

       ----------------------------------------------------------------------------------      ---------------------------------
       Class B:
       Sold                                            12,294,846       $175,175,363            2,362,379           $ 33,327,370
       Dividends and distributions reinvested             577,315          8,234,848              114,523              1,597,930
       Redeemed                                          (561,285)        (8,024,722)             (12,136)              (175,070)
                                                       ----------       ------------           ----------           ------------
       Net increase                                    12,310,876       $175,385,489            2,464,766           $ 34,750,230
                                                       ==========       ============           ==========           ============

      -----------------------------------------------------------------------------------      ---------------------------------
       Class C:
       Sold                                             2,679,311       $ 38,154,738                   --           $         --
       Dividends and distributions reinvested              91,900          1,310,288                   --                     --
       Redeemed                                           (85,727)        (1,230,963)                  --                     --
                                                       ----------       -------------          -----------          ------------
       Net increase                                     2,685,484       $ 38,234,063                   --           $         --
                                                       ==========       ============           ==========           ============

       ----------------------------------------------------------------------------------      ---------------------------------
       Class M:
       Sold                                             5,031,985       $ 71,344,923            7,217,942           $ 99,835,909
       Dividends and distributions reinvested           1,047,016         14,881,567            1,158,342             16,067,613
       Issued in connection with the acquisition of
       Rochester Tax Managed Fund, Inc.--Note 8                --                 --              660,637              9,039,351
       Redeemed                                        (4,018,081)       (57,204,056)          (2,278,192)           (31,392,544)
                                                       ----------       ------------           ----------           ------------
       Net increase                                     2,060,920       $ 29,022,434            6,758,729           $ 93,550,329
                                                       ==========       ============           ===========          ============

       1. For the year ended December 31, 1996 for Class A, Class B and Class M shares and for the period from March 11, 1996 (inception of offering) to December 31, 1996 for Class C shares.

       2. For the year ended December 31, 1995 for Class M shares and for the period from May 1, 1995 (inception of offering) to December 31, 1995 for Class A and Class B shares.

===============================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

       At December 31, 1996, net unrealized appreciation on investments and options written of $24,926,532 was composed of gross appreciation of $43,048,856, and gross depreciation of $18,122,324.

                          Unrealized appreciation (depreciation) at December 31, 1996 based on cost of investments for federal income tax purposes of $589,657,433 was:


                                                                                                   AMOUNT
       -------------------------------------------------------------------------------------------------------
       Gross unrealized appreciation                                                               $42,774,865
       -------------------------------------------------------------------------------------------------------
       Gross unrealized depreciation                                                               (17,836,486)
                                                                                                    ----------
       Net unrealized appreciation                                                                 $24,938,379
                                                                                                   ===========

22     Oppenheimer Bond Fund for Growth

===============================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

       Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee based on an annual rate of 0.625% of average daily net assets up to $50 million, 0.50% of average daily net assets on the next $250 million, and 0.4375% of average daily net assets in excess of $300 million. During 1996, the Fund paid $16,104 to FMC (the former manager) and $2,132,110 to the Manager for management and investment advisory services.

                          Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During 1996, the Fund paid $960 to RFS (the former accounting and pricing agent) and $132,527 to the Manager for accounting and pricing services.

                          OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund. The transfer and shareholder servicing agent fee paid by the Fund is based on an annual maintenance fee of $24.12 for each Class A and Class M shareholder account and $26.02 for each Class B and Class C shareholder account. During 1996, the Fund paid a total of $3,246 to RFS (the former shareholder servicing agent), with the remainder being paid to OFS.

                          For the year ended December 31, 1996, commissions (sales charges paid by investors) on sales of Class A and Class M shares totaled $1,744,103 and $1,939,722, of which $571,488 and $125,679, respectively, was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $6,595,119 and $372,493, of which $74,499 and $5,323, respectively, were paid to an affiliated broker/dealer. During the year ended December 31, 1996, OFDI received contingent deferred sales charges of $142,078 and $10,119, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                          The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made monthly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1996, OFDI paid $7,115 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                          The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1996, OFDI retained $920,281 and $113,638, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At December 31, 1996, OFDI had incurred unreimbursed expenses of $6,713,841 for Class B and $494,297 for Class C.

                          The Fund has adopted a reimbursement type
       Distribution and Service Plan for Class M shares to reimburse OFDI for its services and costs in distributing Class M shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.50% per year on Class M shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class M shares. OFDI may pay a portion of the asset-based sales charge which it receives from the Fund to provide additional compensation to broker/dealers who sell Class M shares. Both fees are computed on the average annual net assets of Class M shares, determined as of the close of each regular business day. During the year ended December 31, 1996, OFDI paid $4,590 to an affiliated broker/dealer as reimbursement for Class M personal service and maintenance expenses.

23     Oppenheimer Bond Fund for Growth

===============================================================================
5. BANK BORROWINGS

       The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with two other Rochester Division funds managed by the Manager in an unsecured line of credit with a bank, which permits borrowings up to $70 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the New York Interbank Offer Rate (NIBOR) plus 0.75%. Borrowings are payable on demand.

                          The Fund had no borrowings outstanding at December
       31, 1996. For the year ended December 31, 1996, the average monthly loan balance was $1,489,069 at an average interest rate of 6.233%. The maximum amount of borrowings outstanding at any month-end was $5,720,000.

===============================================================================
6. OPTION ACTIVITY

       The Fund may buy put options or write covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                          The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                          Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the cost of the security for a purchased put option is adjusted by the amount of premium received or paid.

                          Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                          The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

       Written option activity for the year ended December 31, 1996 was as follows:

                                                                                                      CALL OPTIONS
                                                                                                      --------------------------
                                                                                                      NUMBER OF      AMOUNT
                                                                                                      OPTIONS        OF PREMIUMS
       -------------------------------------------------------------------------------------------------------------------------
       Options outstanding at December 31, 1995                                                         2,365        $   580,692
       -------------------------------------------------------------------------------------------------------------------------
       Options written                                                                                 14,358          3,936,012
       -------------------------------------------------------------------------------------------------------------------------
       Options cancelled in closing purchase transactions                                              (5,319)        (1,831,782)
       -------------------------------------------------------------------------------------------------------------------------
       Options expired prior to exercise                                                               (3,024)          (607,309)
       -------------------------------------------------------------------------------------------------------------------------
       Options exercised                                                                               (1,828)          (426,493)
                                                                                                       ------        -----------
       Options outstanding at December 31, 1996                                                         6,552        $ 1,651,120
                                                                                                       ======        ===========

24     Oppenheimer Bond Fund for Growth

===============================================================================
7. ILLIQUID AND
   RESTRICTED SECURITIES

       At December 31, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1996 was $62,274,991, which represents 10.09% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                                                     VALUATION
                                                                                                                     PER UNIT AS OF
       SECURITY                                                              ACQUISITION DATE     COST PER UNIT      DEC. 31, 1996
       ---------------------------------------------------------------------------------------------------------------------------
       Alexander & Alexander Services, Inc., $3.625 Cv. Preferred Stock      12/13/96             $   51.56          $       52.19
       ---------------------------------------------------------------------------------------------------------------------------
       Bear Stearns Cos., 6% ELPS (ACC Corp.), 11/25/98                      11/15/96                100.00%                 92.88%
       ---------------------------------------------------------------------------------------------------------------------------
       Ben Franklin Retail Stores, Inc., 7.5% Cv. Sub. Nts., 6/1/03          6/10/93--9/28/95         86.84%                  6.50%
       ---------------------------------------------------------------------------------------------------------------------------
       Credit Suisse First Boston Corp., New York Branch,
       3% Disney Linked Certificate of Deposit, 10/3/01                      9/19/96                 100.00%                105.50%
       ---------------------------------------------------------------------------------------------------------------------------
       Credit Suisse First Boston Corp., Equity-Linked Sr. Medium-Term Nts.:
       6% (Intel Corp.), 2/17/98                                             2/9/96                  100.00%                130.63%
       6% (Charles Schwab Corp.), 4/29/98                                    4/24/96                 100.00%                117.63%
       ---------------------------------------------------------------------------------------------------------------------------
       Comtrad Holdings, Inc., 5% Cv. Nts., 7/8/99 (Cv. into
       Common Stock of CHS Electronics, Inc.)                                7/8/96                  100.00%                111.65%
       ---------------------------------------------------------------------------------------------------------------------------
       Danskin, Inc., Depositary Shares each representing 1/100 of a
       Share of 10% Cum. Cv. Exchangeable Preferred Stock                    8/14/95              $5,000.00          $    4,909.09
       ---------------------------------------------------------------------------------------------------------------------------
       GE Capital Corp., 2.5% Base Metals Cv. Nts., 2/14/97                  1/31/94                 100.00%                107.00%
       ---------------------------------------------------------------------------------------------------------------------------
       Hudson Hotels Corp., 7.5% Cv. Sub. Debs., 7/1/01                      7/8/96                  100.00%                 96.00%
       ---------------------------------------------------------------------------------------------------------------------------
       Huntingdon International Holdings PLC, 7.5% Cv. Debs., 9/25/06        8/8/96, 12/18/96         77.25%                 80.50%
       ---------------------------------------------------------------------------------------------------------------------------
       James River Corp. of Virginia, Depositary Shares each
       representing 1/4 of a Share of $14.00 Cum. Cv. Exchangeable
       Preferred Stock, Series N                                             8/20/96              $   45.50          $       50.47
       ---------------------------------------------------------------------------------------------------------------------------
       Key Energy Group, Inc., 7.5% Cv. Sub. Debs., 7/1/03                   6/28/96                 100.00%                126.50%
       ---------------------------------------------------------------------------------------------------------------------------
       Lehman Brothers Holdings, Inc., 6% YEELDS
       (Black & Decker Corp.), 8/31/98                                       9/5/96               $   39.48          $       33.75
       ---------------------------------------------------------------------------------------------------------------------------
       Lomas Financial Corp., 9% Cv. Sr. Debs., 10/31/03                     8/29/94, 6/13/95         26.82%                 20.50%
       ---------------------------------------------------------------------------------------------------------------------------
       Mobile Telecommunication Technologies Corp., 7.5% Cum. Cv.
       Series C Preferred Stock                                              5/31/96              $  992.50          $      842.50
       ---------------------------------------------------------------------------------------------------------------------------
       Physicians Clinical Laboratory, Inc., 7.5% Cv. Sub. Debs., 8/15/00    2/16/94                 103.00%                 10.00%
       ---------------------------------------------------------------------------------------------------------------------------
       Porta Systems Corp., Zero Coupon Cv. Sr. Sub. Nts.,
       11.6%, 1/2/98                                                         4/1/93--5/26/94          78.24%                 42.50%
       ---------------------------------------------------------------------------------------------------------------------------
       SubMicron Systems Corp.:
       9% Cv. Sub. Nts., 12/15/97                                            12/11/95                100.00%                 44.23%
       Warrants, Exp. 12/00                                                  12/11/95             $    0.00          $         .26
       ---------------------------------------------------------------------------------------------------------------------------
       Travel Ports of America, Inc.:
       8.5% Cv. Sr. Sub. Debs., 1/15/05                                      2/13/95, 8/9/95         100.04%                101.65%
       8.5% Cv. Sr. Sub. Debs., 1/15/05 (Reg. S)                             6/14/95--8/13/96        111.44%                101.65%
       Warrants, Exp. 1/05                                                   2/13/95              $    0.00          $         .85

25     Oppenheimer Bond Fund for Growth

===============================================================================
8. ACQUISITION

       On June 28, 1995, the Fund acquired all of the assets and liabilities of Rochester Tax Managed Fund, Inc. (RTMF). The acquisition was accomplished by a tax-free exchange of 660,637 Class M shares of the Fund (valued at $9,039,351) for 760,094 shares of RTMF. The net assets of RTMF were valued at $9,039,351 and included unrealized appreciation of $4,275,694. Prior to the acquisition, RTMF did not distribute its net investment income or realized gains and was taxed as a C corporation. Accordingly, an accrued tax liability was assumed by the Fund on the date of the acquisition (see Note 1). During the second half of 1995, approximately $2,788,000 of accumulated earnings and profits resulting from the June 28, 1995 acquisition of RTMF was distributed to shareholders of the Fund. The aggregate net assets of the Fund after the acquisition were $189,184,982.

26     Oppenheimer Bond Fund for Growth

REPORT OF INDEPENDENT ACCOUNTANTS

===============================================================================
       To the Shareholders and Trustees of Oppenheimer Bond Fund for Growth

       In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Bond Fund for Growth (the Fund) at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
       These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



       Price Waterhouse LLP

       Rochester, New York
       January 24, 1997

27     Oppenheimer Bond Fund for Growth

       FEDERAL INCOME TAX INFORMATION   (Unaudited)

--------------------------------------------------------------------------------
       In early 1997 shareholders received information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                          During 1996, distributions of $1.0719, $0.9624, $0.8511 and $1.0000 per share were paid to Class A, Class B, Class C and Class M shareholders, respectively, of which, for each class of shares, $0.1381 was paid to shareholders of record on December 30, 1996, and designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

                          Dividends paid by the Fund during the fiscal year ended December 31, 1996 which are not designated as capital gain distributions should be multiplied by 10.72% to arrive at the net amount eligible for the corporate dividend-received deduction.

                          The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

28     Oppenheimer Bond Fund for Growth

       OPPENHEIMER BOND FUND FOR GROWTH

-------------------------------------------------------------------------------
OFFICERS AND TRUSTEES

       Bridget A. Macaskill, Chairman of the Board of Trustees and President John Cannon, Trustee
       Paul Y. Clinton, Trustee
       Thomas W. Courtney, Trustee
       Lacy B. Herrmann, Trustee
       George Loft, Trustee
       Michael S. Rosen, Vice President
       George C. Bowen, Treasurer
       Robert J. Bishop, Assistant Treasurer
       Adele A. Campbell, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Andrew J. Donohue, Secretary
       Robert G. Zack, Assistant Secretary

-------------------------------------------------------------------------------
INVESTMENT ADVISER
       OppenheimerFunds, Inc.

------------------------------------------------------------------------------
DISTRIBUTOR
       OppenheimerFunds Distributor, Inc.

------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER
SERVICING AGENT
       OppenheimerFunds Services

------------------------------------------------------------------------------
CUSTODIAN OF
PORTFOLIO SECURITIES
       The Bank of New York

------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
       Price Waterhouse LLP

------------------------------------------------------------------------------
LEGAL COUNSEL
       Kirkpatrick & Lockhart LLP

       This is a copy of a report to shareholders of Oppenheimer Bond Fund for Growth. This report must be preceded or accompanied by a Prospectus of Oppenheimer Bond Fund for Growth. For material information concerning the Fund, see the Prospectus.

       Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

29     Oppenheimer Bond Fund for Growth

OPPENHEIMERFUNDS FAMILY

===============================================================================
       OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

             When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

             At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

==============================================================================================
STOCK FUNDS
        Developing Markets Fund                   Growth Fund
        Global Emerging Growth Fund               Global Fund
        Enterprise Fund(2)                        Quest Global Value Fund
        International Growth Fund                 Disciplined Value Fund
        Discovery Fund                            Oppenheimer Fund
        Quest Small Cap Value Fund                Value Stock Fund
        Gold & Special Minerals Fund              Quest Value Fund
        Capital Appreciation Fund(3)

==============================================================================================
STOCK & BOND FUNDS
        Main Street Income & Growth Fund          Equity Income Fund
        Quest Opportunity Value Fund              Disciplined Allocation Fund
        Total Return Fund                         Asset Allocation Fund
        Quest Growth & Income Value Fund          Strategic Income & Growth Fund
        Global Growth & Income Fund               Bond Fund for Growth

==============================================================================================
BOND FUNDS
        International Bond Fund                   Bond Fund
        High Yield Fund                           U.S. Government Trust
        Champion Income Fund                      Limited-Term Government Fund
        Strategic Income Fund

==============================================================================================
MUNICIPAL FUNDS
        California Municipal Fund(4)              Insured Municipal Fund
        Florida Municipal Fund(4)                 Intermediate Municipal Fund
        New Jersey Municipal Fund(4)
        New York Municipal Fund(4)                Rochester Division
        Pennsylvania Municipal Fund(4)            Rochester Fund Municipals
        Municipal Bond Fund                       Limited Term New York Municipal Fund

==============================================================================================
MONEY MARKET FUNDS(5)
        Money Market Fund                         Cash Reserves

==============================================================================================
LIFESPAN
        Growth Fund                               Income Fund
        Balanced Fund

       1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

       2. Effective 4/1/96, the Fund is closed to new investors.

       3. On 12/18/96, the Fund's name was changed from "Target Fund."

       4. Available only to investors in certain states.

       5. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

       Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

       (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.


30     Oppenheimer Bond Fund for Growth

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and issues
that affect your investments

1-800-835-3104

RA0345.001.1296       February 28, 1997

[PHOTO]

Customer Service Representative
OppenheimerFunds Services

"How may I help you?"

As an Oppenheimer fund shareholder, you have some special privileges.
Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

         And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

         When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

         For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

         You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

         So call us today--we're here to help.



[OPPENHEIMERFUNDS LOGO]


OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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